SCHEDULE 14A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

Filed by the Registrant                     |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                         Neuberger Berman Equity Series
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:


|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously
            PAID:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                   NEUBERGER BERMAN SOCIALLY RESPONSIVE ASSETS
                  (A SERIES OF NEUBERGER BERMAN EQUITY SERIES)


                                 August 31, 1999

Dear Shareholder:

      The attached proxy materials seek your approval to convert Neuberger Berman Socially Responsive Assets (the "Fund"), a series of Neuberger Berman Equity Series ("Equity Series"), to a series of Neuberger Berman Equity Assets ("Equity Assets"), and to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Fund.

      THE BOARD OF TRUSTEES OF EQUITY SERIES UNANIMOUSLY RECOMMENDS A VOTE FOR BOTH PROPOSALS. The conversion of the Fund to a series of Equity Assets is part of a proposed realignment of several Neuberger Berman funds that invest in Neuberger Berman Socially Responsive Portfolio (collectively, the "Socially Responsive Series"). The purpose of this realignment is to avoid confusion and difficulty in the administration of the Socially Responsive Series. The attached proxy materials provide more information about the proposed conversion.

      YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. After reviewing the attached materials, please complete, sign and date your proxy card and mail it in the enclosed return envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, through the Internet or in person. However, any proposal submitted to a vote at the meeting by anyone other than the officers or Trustees of Equity Series may be voted only in person or by written proxy.


                                          Very truly yours,


                                          /s/ Lawrence Zicklin
                                          --------------------
                                          Lawrence Zicklin
                                          President
                                          Neuberger Berman Equity Series

                   NEUBERGER BERMAN SOCIALLY RESPONSIVE ASSETS
                  (A SERIES OF NEUBERGER BERMAN EQUITY SERIES)


                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 15, 1999

Dear Shareholder:

      A special meeting of the shareholders of Neuberger Berman Socially Responsive Assets ("Fund"), a series of Neuberger Berman Equity Series ("Equity Series"), will be held on October 15, 1999, at 10:00 a.m., Eastern time, at the offices of Neuberger Berman, LLC, 605 Third Avenue, New York, NY 10158-3698 for the following purposes:

      1) To approve an Agreement and Plan of Realignment and Termination providing for the conversion of the Fund from a series of Neuberger Berman Equity Series to a separate series of Neuberger Berman Equity Assets;

      2) To  ratify  the   selection  of   PricewaterhouseCoopers   LLP  as  the
         independent accountants for the Fund; and

      3) To consider and vote upon such other matters as may properly come before the meeting or any adjournments thereof.

You are entitled to vote at the meeting and any adjournment thereof if you owned shares of the Fund at the close of business on August 2, 1999. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET. However, any proposal submitted to a vote at the meeting by anyone other than the officers or Trustees of Equity Series may be voted only in person or by written proxy.


                                    By order of the Board of Trustees,

                                   /s/ Claudia A. Brandon
                                   ----------------------
                                   Claudia A. Brandon
                                   Secretary

August 31, 1999
New York, NY

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

            Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE.

      In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, through the Internet or in person. To vote by telephone, please call the toll-free number listed on the enclosed proxy card. To vote via the Internet, please access the website listed on your proxy card. Shares that are registered in your name, as well as shares held in "street name" through a broker may be voted via the Internet or by telephone. To vote in this manner, you will need the "control" number that appears on your proxy card. However, any proposal submitted to a vote at the meeting by anyone other than the officers or Trustees of Equity Series may be voted only in person or by written proxy. If we do not receive your completed proxy card after several weeks, you may be contacted by Neuberger Berman Management Inc., the Fund's investment manager.

      Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.
--------------------------------------------------------------------------------

                   NEUBERGER BERMAN SOCIALLY RESPONSIVE ASSETS
                  (A SERIES OF NEUBERGER BERMAN EQUITY SERIES)

                                605 THIRD AVENUE
                             NEW YORK, NY 10158-0180
                                 (212) 476-8800

                                   -----------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 15, 1999
                                   -----------

                               VOTING INFORMATION

      This Proxy Statement is being furnished to the shareholders of Neuberger Berman Socially Responsive Assets ("Fund"), a series of Neuberger Berman Equity Series ("Equity Series"). The Board of Trustees of Equity Series (the "Board") is soliciting proxies for use at a special meeting of shareholders to be held on October 15, 1999 (the "Meeting"), and at any adjournment of the Meeting. This Proxy Statement is first being mailed to Fund shareholders on or about August 31, 1999.

      One-third of the Fund's shares outstanding and entitled to vote on August 2, 1999 ("Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve one or more of the proposals set forth in this Proxy Statement are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received with respect to such proposal and it is otherwise appropriate.

      The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of each of the proposals described in this proxy statement. Proxies that reflect abstentions and broker non-votes as to which instructions have not been received from the persons entitled to vote will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a Proposal. With respect to each Proposal, abstentions and broker non-votes have the effect of a negative vote on the Proposal or any adjournment.

      A proxy may be revoked at any time prior to its exercise by attending the Meeting and voting the shares in person, or by submitting a letter of revocation or a later-dated proxy to Equity Series. Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meeting. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted at the meeting in the same manner that proxies voted by mail may be revoked.

      As of the Record Date, the Fund had 10,832 shares of beneficial interest outstanding. The solicitation of proxies, the cost of which will be borne half by Neuberger Berman Management Inc. ("NBMI"), the Fund's investment manager and administrator, and half by the Fund, will be made primarily by mail but also may be made by telephone, electronic transmission, or personal meetings with officers or employees of NBMI, an affiliate of NBMI, or other representatives of the Fund, none of whom will receive any compensation for these activities from the Fund. Because of the limited number of shareholders of record, any expenses paid to ADP Financial Information Services, Inc., the outside proxy solicitor, will be minimal. If votes are recorded by telephone, ADP Financial Information Services, Inc. will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded.

      PLEASE NOTE THAT WHILE PROXIES MAY BE VOTED BY TELEPHONE OR THROUGH THE INTERNET WITH RESPECT TO PROPOSALS 1 AND 2, ANY PROPOSAL SUBMITTED TO A VOTE AT THE MEETING BY ANYONE OTHER THAN THE OFFICERS OR TRUSTEES OF EQUITY SERIES MAY BE VOTED ONLY IN PERSON OR BY WRITTEN PROXY.

      To Equity Series' knowledge, as of August 2, 1999, the following are all of the beneficial owners of more than five percent of the Fund:

NAME AND ADDRESS OF        NUMBER OF SHARES      PERCENT OF THE
BENEFICIAL OWNER           BENEFICIALLY OWNED    FUND OWNED
----------------           ------------------    ----------

Neuberger Berman                 10,000              92%
605 Third Avenue,
37th Floor
New York, NY 10158-0180

Fidelity Investment                816                7%
Institutional for Peets
Tea Coffee Savings
Retirement Plan
100 Magellan Way,
Mailzone Kwic
Covington, KY 41015-1999

      Trustees and officers of Equity Series own in the aggregate less than 1% of the shares of the Fund.

      BECAUSE THE FUND BEGAN OPERATIONS IN JUNE OF 1999, IT DOES NOT YET HAVE AN ANNUAL OR SEMI-ANNUAL REPORT AVAILABLE TO SHAREHOLDERS.

      REQUIRED VOTE. Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). This means that
Proposal 1 must be approved by the lesser of (i) 67% of the Fund's shares present at a Meeting of shareholders if the owners of more than 50% of the Fund's shares then outstanding are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares. Approval of Proposal 2 requires the affirmative vote of a majority of the votes present and voting at the Meeting, provided a quorum is present. Each outstanding full share of the Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If either Proposal is not approved by the requisite vote, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.



           -----------------------------------------------------------

      PROPOSAL 1 - APPROVAL OF AN AGREEMENT AND PLAN OF REALIGNMENT AND TERMINATION ("REALIGNMENT PLAN") PROVIDING FOR THE REALIGNMENT OF THE FUND FROM A SERIES OF EQUITY SERIES TO A SERIES OF NEUBERGER BERMAN EQUITY ASSETS ("EQUITY ASSETS")

      The Fund is presently organized as a series of Equity Series. The Board of Equity Series has approved the Realignment Plan in the form attached to this Proxy Statement as Appendix A. The Realignment Plan provides for the conversion of the Fund from a series of Equity Series, a Delaware business trust, to a newly established series (the "New Series") of Equity Assets, also a Delaware business trust (the "Realignment"). FROM AN INVESTOR'S PERSPECTIVE, THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDER ACCOUNTS OR THE OFFICERS, OPERATIONS OR MANAGEMENT OF THE FUND. The Realignment will make administration of the Fund easier.

      The Fund invests all of its net investable assets in Neuberger Berman Socially Responsive Portfolio (the "Portfolio"), a series of Equity Managers
Trust, a New York common law trust organized as an open-end management investment company. The Portfolio invests in securities in accordance with an investment objective, policies, and limitations identical to those of the Fund. NBMI serves as the investment manager and Neuberger Berman, LLC ("Neuberger Berman") serves as sub-adviser to the Portfolio.

      The New Series, which has not yet commenced business operations and will be established for the purpose of effecting the Realignment, will carry on the business of the Fund following the Realignment and will have investment objectives, policies, and limitations identical to those of the Fund. Since both Equity Series and Equity Assets are Delaware business trusts organized under identical Trust Instruments, the rights of the security holders of the Fund under state law and its governing documents remain unchanged after the Realignment. Shareholder voting rights under both Equity Series and Equity Assets are currently based on the number of shares owned. The same individuals serve as trustees of both Equity Series and Equity Assets.

      NBMI will be responsible for providing the New Series with various administrative services, subject to the supervision of the Board of Trustees of Equity Assets (the "Equity Assets Board"), under an Administration Agreement substantially identical to the contract in effect between NBMI and Equity Series immediately prior to the Realignment. Following the Realignment, NBMI will act as distributor for the New Series without charge under a Distribution Agreement substantially identical to the contract in effect between NBMI and Equity Series immediately prior to the Realignment. NBMI will continue to act as investment manager to the Portfolio pursuant to the existing agreement between NBMI and the Portfolio.

      The proposal to present the Realignment Plan was approved by the Board, including a majority of its trustees who are not "interested persons," as that term is defined in the 1940 Act ("Independent Trustees"), on July 29, 1999. The Board recommends that shareholders vote FOR the approval of the Realignment Plan. Such a vote encompasses approval of both (i) the conversion of the Fund to a series of Equity Assets; and (ii) a temporary waiver of certain investment limitations of the Fund to permit the Realignment (see "Temporary Waiver of Investment Restrictions" below). If the Fund shareholders do not approve the Realignment Plan set forth herein, the Fund will continue to operate as a series of Equity Series.

REASONS FOR THE PROPOSED REALIGNMENT

      The Board unanimously recommends conversion of the Fund to a series of Equity Assets. Moving the Fund from Equity Series to Equity Assets will increase the efficiency of Fund administration. For example, the Realignment will consolidate and streamline the production and mailing of certain financial reports and legal documents, reducing expense to the Fund. (Because NBMI has voluntarily agreed to cap the Fund's expenses, any cost savings will, as a practical matter, accrue to NBMI so long as the Fund's asset size is such that NBMI is paying for any expenses above that cap.) FROM AN INVESTOR'S PERSPECTIVE, THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDER ACCOUNTS OR THE OFFICERS, OPERATION OR MANAGEMENT OF THE FUND.

      Most mutual funds today are organized as "series" within a larger trust or corporation. Each series is operated in most respects as a separate mutual fund, with its own investment policies, portfolio managers, and shareholders. The Fund, for example, is part of a trust called Neuberger Berman Equity Series. Also involved in the proposed Realignment, besides the Fund, are two other mutual funds that are series of different trusts, Neuberger Berman Socially Responsive Trust and Neuberger Berman NYCDC Socially Responsive Trust (collectively, with the Fund, the "Socially Responsive Series").

      NBMI has established a number of trusts. Shares of the series of these trusts are made available to different types of investors through different programs. All of the series of a particular trust, except the Socially Responsive Series, are organized and operated in a way that serves a particular type of investment program. For historical reasons, which are no longer significant, the Socially Responsive Series were placed in different trusts. The Fund, for example, was placed in Equity Series, and is available through a variety of pension plans, brokers and mutual fund "supermarkets." The Fund should be moved to the trust whose series make their shares available through the same intermediaries as the Fund, I.E., Equity Assets As the number of Socially Responsive Series has grown, this misalignment has become administratively cumbersome, resulting in extra Securities and Exchange Commission filings, additional legal costs, and added potential for costly errors.

      For these reasons, both NBMI and the Boards of Trustees of the trusts believe it is desirable to realign the Socially Responsive Series in the proper trusts.

      The realignment of the Socially Responsive Series can take place only if all of the Socially Responsive Series take part. Thus, even if shareholders approve the Fund's conversion to a series of Equity Assets, the Realignment will only occur if the other two Socially Responsive Series approve a similar realignment.

SUMMARY OF THE REALIGNMENT PLAN

      The following discussion summarizes the important terms of the Realignment Plan. This summary is qualified in its entirety by reference to the Realignment Plan itself, which is attached as Appendix A to this Proxy Statement.

      If this Proposal is approved by Fund shareholders and the shareholders of the other Socially Responsive Series, Equity Assets will create the New Series. On December 1, 1999 or such later date to which Equity Series and Equity Assets agree (the "Closing Date"), the Fund will transfer all of its assets to the New Series in exchange solely for shares of the New Series ("New Series Shares") equal to the number of the Fund shares outstanding on the Closing Date ("Fund Shares") and the assumption by the New Series of all of the liabilities of the Fund. Immediately thereafter, the Fund will constructively distribute to each investor one New Series Share for each Fund Share held by the shareholder on the Closing Date in liquidation of the Fund Shares. As soon as is practicable after this distribution of New Series Shares, the Fund will be terminated as a series of Equity Series. UPON COMPLETION OF THE REALIGNMENT, EACH FUND INVESTOR WILL OWN FULL AND FRACTIONAL NEW SERIES SHARES EQUAL IN NUMBER, DENOMINATION AND AGGREGATE NET ASSET VALUE TO THE FUND SHARES HELD IMMEDIATELY BEFORE THE REALIGNMENT.

      The Fund currently has a 12b-1 Plan, which authorizes the Fund to pay up to 25 bps in support of distribution-related activities. The Fund also has an Administration Agreement and a Distribution Agreement with NBMI. The Realignment Plan obligates Equity Assets, on behalf of the New Series, to enter into (i) an Administration Agreement with respect to the New Series (the "New Administration Agreement"), (ii) a Distribution Agreement (the "New Distribution Agreement") with respect to the New Series, (collectively, the "New Agreements") and (iii) a Plan of Distribution pursuant to Rule 12b-1 ("New 12b-1 Plan"). Each New Agreement and the New 12b-1 Plan will be virtually identical to the corresponding contract or plan in effect with respect to Equity Series prior to the Closing Date. The Administration Agreement must be approved by the Equity

Assets Board, including a majority of its Independent Trustees. Under the 1940 Act, the Distribution Agreement must be approved by a majority of the Independent Trustees of Equity Assets cast in person at a meeting called for the purpose of voting on such approval, or by a majority of the outstanding voting securities. As required by Rule 12b-1, the Equity Assets Board has determined that there is a reasonable likelihood that adoption of the New 12b-1 Plan will benefit the Fund and its shareholders. Approval of the Realignment Plan authorizes NBMI (which will be issued a single share of the New Fund on a temporary basis) to approve the New 12b-1 Plan with respect to the New Fund as its sole initial shareholder.

      The New Agreements will take effect on the Closing Date, and each will continue in effect until August 2, 2000. Thereafter, the New Administration Agreement will continue in effect only if its continuance is approved at least annually by the vote or written consent of the Equity Assets Board, including a majority of its Independent Trustees. The New Distribution Agreement will continue in effect only if approved annually (i) by the vote of a majority of Equity Series' Independent Trustees cast in person at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of trustees or a majority of the outstanding voting shares of the New Series, and may be terminated at any time without penalty by a vote of a majority of Equity Assets' Independent Trustees or a majority of the outstanding voting shares of the New Series. The New 12b-1 Plan will continue for successive periods of one year from its execution for so long as continuance of that Plan together with any related agreements is specifically approved with respect to the Fund at least annually, by votes of a majority of both (i) the Equity Assets Board and
(ii) the Equity Assets' Independent Trustees, who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it ("12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the New 12b-1 Plan and such related agreements; and only if the Trustees who approve the continuation have determined that there is a reasonable likelihood that the Plan will benefit the company and its shareholders. The New 12b-1 Plan may be terminated at any time by vote of a majority of the 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

      The obligations of Equity Series and Equity Assets under the Realignment Plan are subject to various conditions as stated therein. Notwithstanding the approval of the Realignment Plan by Fund shareholders, it may be terminated or amended at any time prior to the Realignment by action of either the Equity Series or Equity Assets Board (so long as the amendment, if made after approval of the Realignment Plan, does not materially adversely affect the Fund's shareholders' interests) and may be terminated prior thereto by either Equity Series or Equity Assets if (i) there is a material breach by the other party of any representation, warranty, or agreement contained in the Realignment Plan to be performed at or prior to the Closing Date or (ii) it reasonably appears that the other party will not or cannot meet a condition of the Realignment Plan. Either Equity Series or Equity Assets may at any time waive compliance with any of the covenants and conditions contained in the Realignment Plan, provided that the waiver does not materially adversely affect the interests of Fund shareholders.

EXPENSES

      The expenses of the Realignment, estimated at $9,300.00 in the aggregate, will be borne half by NBMI and half by the Fund and the New Series.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

      Certain fundamental investment restrictions of the Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting its ability to carry out the Realignment. "Fundamental" investment restrictions can be changed only with shareholder approval. By approving the Realignment Plan, Fund shareholders will be agreeing to waive, only for the purpose of the Realignment, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

TAX CONSEQUENCES OF THE REALIGNMENT

      Both Equity Series and Equity Assets will receive an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Realignment will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, neither the Fund, the New Series nor the Fund's shareholders will recognize gain or loss for federal income tax purposes upon (i) the transfer of the Fund's assets in exchange solely for New Series Shares and the assumption by the New Series of the Fund's liabilities or (ii) the distribution of the New Series Shares to the Fund's shareholders in liquidation of their Fund Shares. The opinion will further provide, among other things, that (1) a Fund shareholder's aggregate basis for federal income tax purposes of the New Series Shares to be received by the shareholder in the Realignment will be the same as the aggregate basis of Fund Shares to be constructively surrendered in exchange for those New Series Shares and (2) a Fund shareholder's holding period for the New Series Shares will include the shareholder's holding period for the Fund Shares, provided that those Fund Shares were held as capital assets at the time of Realignment.

CONCLUSION

      The Board has concluded that the proposed Realignment Plan is in the best interests of the Fund's shareholders. A vote in favor of the Realignment Plan encompasses (i) approval of the conversion of the Fund to the New Series, and
(ii) approval of the temporary waiver of certain investment limitations of the Fund to permit the Realignment (see "Temporary Waiver of Investment Restrictions" above). If approved, the Realignment Plan will take effect on the Closing Date. If the Realignment Plan is not approved, the Fund will continue to operate as a series of Equity Series.

      REQUIRED   VOTE.   Approval  of  the   Realignment   Plan  requires  the
affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.



             THE BOARD UNANIMOUSLY RECOMMENDS THAT FUND SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 1.

           -----------------------------------------------------------

      PROPOSAL 2 - RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

      The Board, including all of its Independent Trustees, has selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of the Fund, subject to ratification by the Fund's shareholders. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in the Fund. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

      The independent accountants examine annual financial statements for the Fund and provide other audit and tax-related services. In recommending the selection of PricewaterhouseCoopers LLP, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence.

      REQUIRED VOTE. Approval of Proposal 2 requires the affirmative vote of a majority of the shares present and voting at the Meeting, provided that a quorum is present.



             THE BOARD UNANIMOUSLY RECOMMENDS THAT FUND SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 2.

            ---------------------------------------------------------



                                OTHER INFORMATION

     INFORMATION ABOUT NBMI. NBMI, located at 605 Third Avenue, New York, New York 10158, serves as the Fund's principal underwriter and administrator and as investment manager to the Portfolio. NBMI manages the Portfolio in conjunction with Neuberger Berman, LLC, as sub-adviser. Together, the firms manage more than $57.0 billion in total assets (as of June 30, 1999) and continue an asset management history that began in 1939.

     OTHER MATTERS TO COME BEFORE THE MEETING. The Board does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote on those matters in accordance with their judgment.

     SHAREHOLDER PROPOSALS. Equity Series and Equity Assets do not hold annual shareholder meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to Equity Series (or Equity Assets, if the Realignment is approved) at 605 Third Avenue, New York, New York 10158, such that they will be received by Equity Series (or Equity Assets) a reasonable period of time prior to any such meeting.

     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Equity Series at 605 Third Avenue, New York, New York 10158, whether other persons are beneficial owners of Fund shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement needed to supply copies to the beneficial owners of the respective shares.



                                     By Order of the Board of Trustees,


                                     /s/ Claudia A. Brandon
                                     ----------------------
                                     Claudia A. Brandon
                                     Secretary

August 31, 1999

                                   APPENDIX A
                                   ----------

                AGREEMENT AND PLAN OF REALIGNMENT AND TERMINATION


      This AGREEMENT AND PLAN OF REALIGNMENT AND TERMINATION ("Agreement") is made as of _______ __, 1999, between Neuberger Berman Equity Series, a Delaware business trust ("Equity Series"), on behalf of Neuberger Berman Socially Responsive Assets, a segregated portfolio of assets ("series") thereof ("Old Fund"), and Neuberger Berman Equity Assets, a Delaware business trust ("Equity Assets"), on behalf of its Neuberger Berman Socially Responsive Assets series ("New Fund"). (Old Fund and New Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; and Equity Series and Equity Assets are sometimes referred to herein individually as an "Investment Company.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by Equity Series on behalf of Old Fund and by Equity Assets on behalf of New Fund.

      Old Fund intends to change its form and identity -- by converting from a series of one Delaware business trust to a series of another Delaware business trust -- through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Old Fund desires to accomplish such conversion by transferring all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for voting shares of beneficial interest in New Fund ("New Fund Shares") and New Fund's assumption of Old Fund's liabilities, followed by the constructive distribution of the New Fund Shares PRO RATA to the holders of shares of beneficial interest in Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations")). All such transactions are referred to herein as the "Reorganization."

      In consideration of the mutual promises herein contained, the parties agree as follows:

1.    PLAN OF REALIGNMENT AND TERMINATION

      1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor --

           (a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

           (b) to assume all of Old Fund's  liabilities  described  in paragraph
      1.3 ("Liabilities").
Such transactions shall take place at the Closing (as defined in paragraph 2.1).

      1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

      1.3. The Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

      1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it received pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Old Fund Shares. Such distribution shall be accomplished by Equity Assets' transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder. All outstanding Old Fund Shares, including those represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

      1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be terminated as a series of Equity Series and any further actions shall be taken in connection therewith as required by applicable law.

      1.6. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

      1.7. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.


2.    CLOSING AND EFFECTIVE TIME

      2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on December 1, 1999, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time").

      2.2. Equity Assets' fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information concerning the Assets transferred by Old Fund to New Fund, as reflected on New Fund's books immediately following the Closing, does or will conform to such information on Old Fund's books immediately before the Closing. Equity Series' custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

      2.3. Equity Assets' transfer agent shall deliver at the Closing a certificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names. Equity Assets shall issue and deliver a confirmation to Equity Series evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Equity Series that such New Fund Shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

      2.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.


3.    REPRESENTATIONS AND WARRANTIES

      3.1. Old Fund represents and warrants as follows:

            3.1.1. Equity Series is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware; and a copy of its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

            3.1.2. Equity Series is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

            3.1.3. Old Fund is a duly established and designated series of Equity Series;

            3.1.4. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

            3.1.5. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

            3.1.6. Old Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

            3.1.7. The Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Assets;

            3.1.8. Old Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

            3.1.9. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares; and

            3.1.10. As of the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders.

      3.2. New Fund represents and warrants as follows:

            3.2.1. Equity Assets is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware; and a copy of its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;
            3.2.2. Equity Assets is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

            3.2.3. Before the Effective Time, New Fund will be a duly established and designated series of Equity Assets;

            3.2.4. New Fund has not commenced operations and will not do so until after the Closing;

            3.2.5. Before the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund, except as provided in paragraph 4.4;

            3.2.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

            3.2.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will have been duly authorized at the Effective Time and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

            3.2.8. New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

            3.2.9. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;

            3.2.10. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations), (b) use a significant portion of Old Fund's historic business assets (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status; and

            3.2.11. There is no plan or intention for New Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization.

      3.3. Each Fund represents and warrants as follows:

            3.3.1. The fair market value of the New Fund Shares received by each Shareholder will be approximately equal to the fair market value of the Old Fund Shares constructively surrendered in exchange therefor;

            3.3.2.      Its management --

                  (a) is unaware of any plan or  intention  of  Shareholders  to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the New Fund Shares to be received by them in the Reorganization to any person related (as so defined) to New Fund and

                  (b) anticipates that (i) dispositions of those New Fund Shares at the time of or soon after the Reorganization will not exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (ii) the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and
            (iii) there will not be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

            3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

            3.3.4. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

            3.3.5. Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization, plus any liabilities for expenses of the parties incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

            3.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount; and

            3.3.7. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses").

4.    CONDITIONS PRECEDENT

      Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

      4.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Investment Company's board of trustees (each, a "board") and shall have been approved by Old Fund's shareholders in accordance with applicable law;

      4.2. All necessary filings shall have been made with the Securities and Exchange Commission ("SEC") and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions;

      4.3. Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

            4.3.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares PRO RATA to the Shareholders constructively in exchange for the Shareholders' Old Fund Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

            4.3.2. Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;

            4.3.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

            4.3.4. New Fund's basis for the Assets will be the same as the basis therefor in Old Fund's hands immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;

            4.3.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

            4.3.6. A Shareholder's aggregate basis for the New Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Old Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided they are held as capital assets by the Shareholder at the Effective Time; and

            4.3.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization.

Notwithstanding subparagraphs 4.3.2 and 4.3.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting;

      4.4. Equity Assets (on behalf of and with respect to New Fund) shall have entered into any agreements necessary for New Fund's operation as a series of an open-end investment company, as well as a plan of distribution pursuant to Rule 12b-1 under the 1940 Act ("New 12b-1 Plan"). Each such agreement and the New

12b-1 Plan shall have been approved by Equity Assets' trustees and, to the extent required by law, by such of those trustees who are not "interested persons" (as defined in the 1940 Act) thereof. Prior to the Effective Time, (a) Equity Assets' trustees shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share to NBMI in consideration of the payment of $10.00 and (b) the New 12b-1 Plan shall have been approved by NBMI as the sole initial shareholder of New Fund. At the Effective Time, New Fund shall redeem such New Fund Share for $10.00; and

      4.5. The Agreement and Plan of Realignment and Termination of even date herewith (substantially similar to this Agreement) ("Similar Agreement") providing for the conversion of Neuberger Berman NYCDC Socially Responsive Trust from a series of Neuberger Berman Equity Trust, a Delaware business trust registered as an open-end management investment company under the 1940 Act
("Equity Trust"), to a series of Equity Series and the Similar Agreement providing for the conversion of Neuberger Berman Socially Responsive Trust from a series of Equity Assets to a series of Equity Trust, and the transactions contemplated thereby, shall have been duly adopted and approved by the respective investment companies' boards of trustees and shall have been approved by the respective converting funds' shareholders in accordance with applicable law.

      At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 4.1 and 4,5) if, in the judgment of its board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

5.    BROKERAGE FEES AND EXPENSES

      5.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      5.2. Except as otherwise provided herein, the Reorganization Expenses shall be borne half by Neuberger Berman Management Incorporated and half by the Funds.

6.    ENTIRE AGREEMENT; NO SURVIVAL

      Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

7.    TERMINATION

      This Agreement may be terminated at any time at or before the Effective Time, whether before or after approval by Old Fund's shareholders:

      7.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before June 30, 2000; or

      7.2.  By the parties' mutual agreement.

      In the event of termination under paragraphs 7.1(c) or 7.2, there shall be no liability for damages on the part of either Fund, or the trustees or officers of either Investment Company, to the other Fund.

8.    AMENDMENT

      This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in any manner mutually agreed upon by the parties; provided that following such approval, no such amendment shall have a material adverse effect on the Shareholders' interests.

9.    MISCELLANEOUS

      9.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

      9.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

      9.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      9.4. The execution and delivery of this Agreement have been authorized by each Investment Company's trustees, and this Agreement has been executed and delivered by their respective authorized officers acting as such; neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them or any shareholder of either Investment Company personally, but shall bind only the assets and property of the respective Funds, as provided in each Investment Company's Declaration of Trust.

      IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


ATTEST:                             NEUBERGER BERMAN EQUITY SERIES,
                                       on behalf of its series,
                                       Neuberger Berman Socially Responsive
                                       Assets



                                      By:
---------------------                     --------------------
Secretary                                 President

ATTEST:                             NEUBERGER BERMAN EQUITY ASSETS,
                                       on behalf of its series,
                                       Neuberger Berman Socially Responsive
                                       Assets



                                      By:
---------------------                     --------------------
Secretary                                 President

                   NEUBERGER BERMAN SOCIALLY RESPONSIVE ASSETS
                         NEUBERGER BERMAN EQUITY SERIES

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 15, 1999

      This proxy is being solicited on behalf of the Board of Trustees of Neuberger Berman Equity Series ("Company") and relates to the proposals with respect to Neuberger Berman Socially Responsive Assets, a series of the Company ("Fund"). The undersigned appoints as proxies Lawrence Zicklin, Michael J. Weiner and Claudia A. Brandon and each of them (with power of substitution), to vote all the undersigned's shares of beneficial interest in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern time, on October 15, 1999, at the offices of the Company, 605 Third Avenue, 41st Floor, New York, NY 10158-3698, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals set forth in this proxy statement relating to the Fund and discretionary power to vote upon such other business as may properly come before the Meeting.

            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
   IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY
              CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


                                                             VOTE TODAY BY MAIL,
              NEUBERGER BERMAN                        TOUCH-TONE PHONE OR THE INTERNET
         SOCIALLY RESPONSIVE ASSETS                     CALL TOLL-FREE 1-888-221-0697
                                                        OR LOG ON TO WWW.PROXYWEB.COM

** CONTROL NUMBER:  999 999 999 999 99**          PLEASE FOLD AND DETACH CARD AT PERFORATION
**                                                       BEFORE MAILING

NEUBERGER BERMAN SOCIALLY RESPONSIVE ASSETS,
a series of Neuberger Berman Equity Series
                                               PLEASE VOTE BY CHECKING THE APPROPRIATE BOXES
                                                                   BELOW.

VOTE ON PROPOSALS                                          FOR         AGAINST      ABSTAIN
1. Approval of an Agreement and Plan of
   Realignment and  Termination  providing                 / /           / /          / /
   for the Conversion of the Fund from a
   series of the Company to a separate
   series of Neuberger Berman Equity Assets.

2. Ratification of the selection of                       / /           / /          / /
   PricewaterhouseCoopers LLP as the Fund's
   Independent Accountants.

3. To consider and vote upon such other                  / /           / /           / /
   matters as may properly come before the
   meeting or any adjournments thereof.



                                              Please   sign   exactly   as  name
                                              appears hereon. If shares are held
                                              in the name of joint owners,  each
                                              should   sign    Attorneys-in-fact
                                              executors,   administrators,  etc.
                                              should so indicate. If shareholder
                                              is a corporation  or  partnership,
                                              please sign in full  corporate  or
                                              partnership   name  by  authorized
                                              person.

                                              Date:  _____________________, 1999

           [Name and Address]                 ----------------------------------



                                              ----------------------------------



                                              ----------------------------------
                                              Signature  (owner,  joint  owners,
                                              trustee, custodian, etc).